Exhibit 99.3


                                   SCHEDULE
                                    to the
                               Master Agreement


                         dated as of December 28, 2006

                                    between


                                                                              The Supplemental Interest Trust
                                                                                     created under the
                                                     and                    Pooling and Servicing Agreement for
            Credit Suisse International                            IndyMac INDX Mortgage Loan Trust 2006-AR41, Mortgage
                                                               Pass-Through Certificates, Series 2006-AR41 by Deutsche Bank
                                                                  National Trust Company, not individually, but solely as
                                                                               supplemental interest trustee
         ---------------------------------                               -----------------------------------------
                    ("Party A")                                                         ("Party B")


Part 1. Termination Provisions.

For the purposes of this Agreement:-

(a)  "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)  "Specified Transaction" will have the meaning specified in Section 14.

(c)  Events of Default.

     The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

     (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) (I) a Ratings Downgrade Event has occurred and been continuing for 30 or more days or (II) a Required Ratings Downgrade Event has occurred and is continuing, and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, in which case such failure shall constitute an Additional Termination Event for which Party A will be the sole Affected Party.

     (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

     (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in
          Section 5(a)(iii)(1), any failure by Party A to comply with



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          or perform any obligation to be complied with or performed by Party
          A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) (I) a Ratings Downgrade Event has occurred and been continuing for 30 or more days or (II) a Required Ratings Downgrade Event has occurred and is continuing, and
          (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, in which case such failure shall constitute an Additional Termination Event for which Party A will be the sole Affected Party.

     (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

     (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

     (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

          "Specified Indebtedness" will have the meaning specified in Section
          14.

          "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

          "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

    (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of
          Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

   (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)  Termination Events.

     The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

     (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

     (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.



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    (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

     (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)  Payments on Early Termination. For the purpose of Section 6(e) of this
     Agreement:

     (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

          (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

               "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

          (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

               "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

               (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

               (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

               (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by



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                    Party B so as to become legally binding and no Market
                    Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

          (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

          (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

               "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

          (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

     (ii) The Second Method will apply.

(g)  "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).



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Part 2. Tax Matters.

(a)  Tax Representations.

     (i)  Payer Representations. For the purpose of Section 3(e) of this
          Agreement:

          (A)  Party A makes the following representation(s):

               None.

          (B)  Party B makes the following representation(s):

               None.

     (ii) Payee Representations. For the purpose of Section 3(f) of this
          Agreement:

          (A)  Party A makes the following representation(s):

               None.

          (B)  Party B makes the following representation(s):

               None.

(b)  Tax Provisions.

     (i)  Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
          Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

     (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

          "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.



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Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:


Party required to      Form/Document/                                        Date by which to
deliver document       Certificate                                           be delivered

Party A                An original properly completed and executed United    (i) upon execution of this Agreement, (ii) on or
                       States Internal Revenue Service Form W-8IMY           before the first payment date under this
                       including applicable attachments (or any successor    Agreement, including any Credit Support Document,
                       thereto) with respect to any payments received or     (iii) promptly upon the reasonable demand by Party
                       to be received by Party A that eliminates U.S.        B, (iv) prior to the expiration or obsolescence of
                       federal withholding and backup withholding Tax on     any previously delivered form, and (v) promptly
                       payments to Party A under this Agreement.             upon the information on any such previously
                                                                             delivered form becoming inaccurate or incorrect.

Party B                (i) Upon execution of this Agreement, a United        (i) upon execution of this Agreement, (ii) on or
                       States Internal Revenue Service Form W-9 (or any      before the first payment date under this
                       successor thereto) with respect to any payments       Agreement, including any Credit Support Document,
                       received or to be received by the initial             (iii) in the case of a tax certification form
                       beneficial owner of payments to Party B under this    other than a Form W-9, before December 31 of each
                       Agreement, and (ii) thereafter, the appropriate       third succeeding calendar year, (iv) promptly upon
                       tax certification form (i.e., IRS Form W-9 or IRS     the reasonable demand by Party B, (v) prior to the
                       Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as             expiration or obsolescence of any previously
                       applicable (or any successor form thereto)) with      delivered form, and (vi) promptly upon the
                       respect to any payments received or to be received    information on any such previously delivered form
                       by the beneficial owner of payments to Party B        becoming inaccurate or incorrect.
                       under this Agreement from time to time.


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(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:


Party required to      Form/Document/                           Date by which to                         Covered by
deliver                Certificate                              be delivered                             Section 3(d)
document                                                                                                 Representation

Party A and            Any documents required by the            Upon the execution and delivery of       Yes
Party B                receiving party to evidence the          this Agreement
                       authority of the delivering party
                       or its Credit Support Provider, if
                       any, for it to execute and deliver
                       the Agreement, this Confirmation, and
                       any Credit Support Documents to which
                       it is a party, and to evidence the
                       authority of the delivering party or
                       its Credit Support Provider to perform
                       its obligations under the Agreement,
                       this Confirmation and any Credit Support
                       Document, as the case may be

Party A and            A certificate of an authorized officer   Upon the execution and delivery of       Yes
Party B                of the party, as to the incumbency and   this Agreement
                       authority of the respective officers
                       of the party signing the Agreement,
                       this Confirmation, and any relevant
                       Credit Support Document, as the case
                       may be

Party A                An opinion of counsel to Party A as to   Upon the execution and delivery of       No
                       the enforceability of this Agreement     this Agreement
                       in a form that is reasonably
                       satisfactory to Party B.


Part 4. Miscellaneous.

(a)  Address for Notices: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:


     Address:  One Cabot Square         Attention:  (1)  Head of Credit Risk Management;
               London E14 4QJ                       (2)  Managing Director -
               England                                   Operations Department;
                                                    (3)  Managing  Director  -  Legal Department

               Telex No.:  264521       Answerback: CSI G


     (For all purposes)

     Address for notices or communications to Party B:

     Address: IndyMac INDX Mortgage Loan Trust 2006-AR41
              c/o Deutsche Bank National Trust Company
              1761 East St. Andrew Place,
              Santa Ana, California 92705-4934,

     Attention: Trust Administration: IN06Z3

     Facsimile:     714-656-2626



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     Phone:         714-247-6258

     (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c):

     Party A appoints as its Process Agent: Credit Suisse Securities (USA) LLC
                                            Eleven Madison Avenue
                                            New York, NY 10010

                                            Attention:      General Counsel
                                            Legal and Compliance Department

     Party B appoints as its Process Agent: Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of this Agreement, it shall not in the future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Party A.

(f)  Credit Support Document.

     Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

     Party B:     The Credit Support Annex, solely in respect of
                  Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)  Credit Support Provider.

     Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

     Party B:     None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).



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Part 5. Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)  Amendments to ISDA Master Agreement.

     (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

     (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

          Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
          Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

    (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

          "to another account in the same legal and tax jurisdiction as the original account".

     (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

          "(g) Relationship Between Parties.

               (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

               (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) It understands the terms, conditions



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                    and risks of the Transaction and is willing and able to
                    accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

               (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

     (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

     (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

    (vii) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

     (i) Counterparty Rating Agency Downgrade. If a Ratings Downgrade Event or a Required Ratings Downgrade Event has occurred and is continuing and Party A fails to take any action described in Part (5)(d) within the time period specified therein, then an Additional Termination Event shall have occurred, with respect to which Party A shall be the sole Affected Party.

     (ii) [Reserved].

    (iii) Optional Termination of Securitization. An Additional Termination Event shall occur upon the earlier of the occurrence of an Optional Termination pursuant to the Pooling and Servicing Agreement or notice to Certificateholders of such Optional Termination becoming unrescindable in accordance with Article IX of the Pooling and Servicing Agreement. Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding anything to the contrary in Section 6(b)(iv), only Party B may designate an Early Termination Date in respect of this Additional Termination Event.

     (iv) Failure to Comply with Item 1115 Agreement. The parties agree that any failure by Party A to comply with the Item 1115 Agreement (as defined below) shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

(d) Counterparty Rating Agency Downgrade. If a Relevant Entity no longer has credit ratings at least equal to the Ratings Threshold, then Party A shall, as soon as reasonably practicable (but no later than the 30th day following the Ratings Downgrade Event), at its own expense, using commercially reasonable efforts, either (A) procure a Permitted Transfer,
     (B) procure an Eligible Guarantee from an Eligible Guarantor, (C) post collateral under the Credit Support Annex attached hereto and made a part hereof or (D) restore its credit ratings to at least the Ratings Threshold; provided, however that Party A will be required to take the actions in clauses (A)-(D) above immediately upon the occurrence of a Required Ratings Downgrade Event.



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(e)  Item 1115 Agreement. Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of December 28, 2006 (the "Item 1115 Agreement"), among Party A, IndyMac Bank, F.S.B. and IndyMac MBS, Inc, shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B.

(f)  Transfers.

     (i)  Section 7 is hereby amended to read in its entirety as follows:

          "Except with respect to any Permitted Transfer pursuant to Section 6(b)(ii), Part 5(d), Part 5(e), or the succeeding sentence, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained, and (b) Rating Agency Notice has been provided to the Cap Rating Agencies. At any time at which no Relevant Entity has credit ratings at least equal to the Ratings Threshold, Party A may make a Permitted Transfer."

     (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h)  [Reserved].

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Cap Rating Agency has been given prior written notice of such designation or transfer.

(j) No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
     Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Cap Rating Agencies has been provided prior written notice of the same.



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(l)  Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Cap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trust Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank National Trust Company ("Deutsche Bank") not in its individual capacity, but solely as Supplemental Interest Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) Deutsche Bank has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as personal representations of the Supplemental Interest Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) under no circumstances shall Deutsche Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

     The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Escrow Payments. If (whether by reason of the time difference between the cities in which payments or deliveries are to be made or otherwise) it is not possible for simultaneous payments or deliveries to be made on any date on which both parties are required to make payments or deliveries hereunder, either party may at its option and in its sole discretion notify the other party (section 2(b) of this Agreement notwithstanding) that payments or deliveries on that date are to be made in escrow (such party being the "Appointing Party"). In this case, deposit of the payment or delivery due earlier on that date will be made by 2.00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the Appointing Party, accompanied by irrevocable payment or delivery instructions (i) to release the deposited payment or delivery to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment or delivery from the other party on the same date accompanied by irrevocable payment or delivery instructions to the same effect, or (ii) if the required deposit of the corresponding payment or delivery is not made on that same date, to return the payment or delivery deposited to the party that paid or delivered it into escrow. The Appointing Party will pay all costs of the escrow arrangements. The Appointing Party will bear the risk of any failure of the bank it nominates to be its escrow agent to fully and promptly perform the obligations of such escrow agent as contemplated in this Part 5(p) Any amounts payable or deliveries to be made under this Agreement by the Appointing Party which are not received by the other party hereto on the due date will remain



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     due and payable or to be made by the Appointing Party as of such date
     (assuming timely payment or delivery on the due date of amounts payable or deliveries to be made by the other party hereto). Any amounts or deliveries due from the other party, which have been paid or delivered to the escrow agent in accordance with this Part 5(s) (and any instructions in connection therewith given to the other party by the Appointing Party) shall be treated as having been paid or delivered by such other party and received by the Appointing Party as of the date on which they were paid or delivered to the Appointing Party's escrow agent. The Appointing Party shall cause the escrow arrangements to provide that the other party shall be entitled to interest on any payment due to be deposited first for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by to the other party 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.

(q) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 3 of this Confirmation, below.

(t)  Additional representations.

     (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that:--

          (1) Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

          (2) Party A is an English bank and is regulated as a European Union credit institution by the Financial Services Authority under the Financial Servicers and Markets Act 2000.

     (ii) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and the Transaction in its capacity as Supplemental Interest Trustee.

(u)  Acknowledgements.

     (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

     (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any



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          margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(v)  Additional Definitions.

     As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

          "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), and (c) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

          "Cap Rating Agencies" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the IndyMac INDX Mortgage Loan Trust 2006-AR41, Mortgage Pass-Through Certificates, Series 2006-AR41 (the "Certificates") or any notes backed by the Certificates (the "Notes").

          "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

          "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, Rating Agency Notice of the form and substance of which guarantee has been provided to the Cap Rating Agencies, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

          "Eligible Guarantor" means an entity that (A) has credit ratings from S&P at least equal to the S&P and Ratings Threshold and (B) has credit ratings from Moody's at least equal to the Moody's Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue. All credit ratings described in this definition of Eligible Guarantor shall be provided to Party B in writing upon the request of Party B.

          "Eligible Replacement" means an entity (A) (i) that has credit ratings from S&P at least equal to the S&P Ratings Threshold, (ii) has credit ratings from Moody's at least equal to the Moody's Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee with credit ratings below the Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of such entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has executed an agreement substantially in the form of Item 1115 Agreement with Depositor. All credit ratings described in this definition of Eligible Replacement shall be provided to Party B in writing upon the request of Party B.

          "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.



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          "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

          "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

          "Moody's Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Ratings Threshold.

          "Moody's Ratings Threshold" means, with respect to a Relevant Entity or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2".

          "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

          "Permitted Transfer" means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), Part 5(e), or the second sentence of Section 7 (as amended herein) to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) the Cap Rating Agencies have been given Rating Agency Notice of such transfer or (B) each Cap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.



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          "Rating Agency Notice" means, with respect to any particular proposed act or omission to act hereunder and each Cap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must provide notice of such act or omission to each of the Cap Rating Agencies..

          "Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Ratings Threshold.

          "Ratings Threshold" means each of the S&P Ratings Threshold and the Moody's Ratings Threshold.

          "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

          "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

          "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings equal to the Required Ratings Threshold.

          "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

          "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          "S&P Ratings Threshold" means, with respect to a Relevant Entity or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A".

          "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".



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IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.



                                                                  The Supplemental Interest Trust
                                                         created under the Pooling and Servicing Agreement
                                                          for IndyMac INDX Mortgage Loan Trust 2006-AR41,
                                                             Mortgage Pass-Through Certificates, Series
                                                         2006-AR41 by Deutsche Bank National Trust Company,
             Credit Suisse International                    not individually, but solely as supplemental
                                                                          interest trustee



By: /s/ Marisa Scauzillo                     By: /s/ Jennifer Hermansader
    --------------------                         ------------------------
Name: Marisa Scauzillo                       Name: Jennifer Hermansader
Title: Authorized Signatory                  Title: Associate


By: /s/ Bik Kwan Chung
    ------------------
Name: Bik Kwan Chung
Title: Authorized Signatory



Indy Mac INDX Mortgage Loan Trust 2006-AR41 Schedule